EXHIBIT 10.49

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                            ELSINORE CORPORATION

                             EXCHANGE AGREEMENT

                       Dated as of September 29, 1998




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                           EXCHANGE AGREEMENT


                  This EXCHANGE AGREEMENT (this "Agreement") is dated as of September 29, 1998 and entered into by and between ELSINORE CORPORATION, a Nevada corporation ("Elsinore"), and THE INVESTMENT ACCOUNTS LISTED ON THE SIGNATURE PAGES HEREOF (each, a "Fund" and, collectively, the "Funds").

                                 R E C I T A L S


                  WHEREAS, Elsinore is a party to that certain Amended and Restated Note Agreement, dated as of March 3, 1997, by and between Elsinore, as issuer, the financial institutions named therein, as purchasers, and Eagle Gaming, Inc., Elsub Management Corporation, Four Queens, Inc., Elsinore Tahoe,
Inc., Four Queens Experience Corporation, Olympia Gaming Corporation, Palm Springs East Limited Partnership and Pinnacle Gaming Corporation, as guarantors, pursuant to which Elsinore issued 11 1/2% First Mortgage Notes due 2000 in the original aggregate principal amount of $3,855,739.39 (such notes being the "First Mortgage Notes");

                  WHEREAS, Elsinore is a party to that certain Amended and Restated Indenture (the "Indenture"), dated as of March 3, 1997 by and between Elsinore, as issuer, the guarantors named therein (the "Guarantors"), and U.S. Bank Trust National Association (formerly known as First Trust National Association), as Trustee (the "Trustee"), as amended by the First Supplemental Indenture and pursuant to which Elsinore issued 13 1/2% Second Mortgage Notes due 2001 in the original aggregate principal amount of $30,000,000 (such notes being the "Second Mortgage Notes");

                  WHEREAS, the Funds hold Second Mortgage Notes in the original aggregate principal amount of $29,104,000;

                  WHEREAS, the parties hereto have reached an agreement pursuant to which (i) Elsinore will issue to the Funds 50,000,000 shares of Preferred Stock in exchange for Existing Second Mortgage Notes in the original aggregate principal amount of $18,000,000; and (ii) Elsinore will issue to the Funds New Mortgage Notes in the aggregate principal amount of $11,104,000 pursuant to the Indenture, as amended by the Second Supplemental Indenture in exchange for Existing Second Mortgage Notes in the same principal amount;

                  NOW, THEREFORE, in consideration of the foregoing, and the agreements, covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    DEFINITIONS

1.1  Certain Defined Terms

                  In addition to the terms defined in the text of this Agreement, the following terms used in this Agreement shall have the following meanings:

                  "Agreement"   means  this  Exchange   Agreement  dated  as  of
September 29, 1998, as it may be amended, amended and restated or otherwise modified or supplemented from time to time.

                  "Certificate of Designations" means the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock relating to the Preferred Stock, in the form of Exhibit A attached to the Preferred Stock Purchase Agreement.

                  "Closing Date" means the date on or before September 30, 1998 on which the conditions set forth in Section 4 hereof shall have been satisfied and the Transactions shall have been consummated.

                  "Existing Second Mortgage Notes" means the $29,104,000 original aggregate principal amount of Second Mortgage Notes held by the Funds, which were issued under the Indenture prior to the amendment thereof by the Second Supplemental Indenture.

                 "Existing Securities" means the Existing Second Mortgage Notes.

                  "First Supplemental Indenture" means the First Supplemental Amended and Restated Indenture, dated as of September 18, 1997, among Elsinore, The Guarantors, and the Trustee.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

           "Morgens, Waterfall" means Morgens, Waterfall, Vintiadis & Co.,  Inc.

          "New Securities" means the New Mortgage Notes and the Preferred Stock.

                  "New Mortgage Notes" means Second Mortgage Notes to be issued under the Indenture, as amended by the Second Supplemental Indenture, in an original aggregate principal amount of $11,104,000, which New Mortgage Notes will bear interest at the rate of 12.83% per annum during the period beginning on the date of the New Mortgage Notes but otherwise have terms comparable to those of the Existing Second Mortgage Notes.

                  "Non-MWV Second Mortgage Notes" means the $896,000 original aggregate principal amount of Second Mortgage Notes held by Persons other than the Funds, which were issued under the Indenture prior to the amendment thereof by the Second Supplemental Indenture.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Preferred Stock" means the Series A Convertible Preferred Stock of Elsinore, par value $0.001 per share, with a liquidation preference of $0.36 per share plus accrued dividends, and with the other terms set forth in the Certificate of Designations.

                  "Preferred   Stock  Purchase   Agreement"  means  a  Series  A
Preferred Stock Purchase Agreement between Elsinore and the Funds, substantially in the form of Exhibit B hereto.

                  "Registration Rights Agreement" means a Registration Rights Agreement among Elsinore and the Funds, relating to the Preferred Stock, substantially in the form of Exhibit C attached to the Preferred Stock Purchase Agreement.

                  "Second Supplemental Indenture" means a Second Supplemental Indenture, dated as of September 29, substantially in the form of Exhibit A attached hereto, which amends the Indenture.

                   "Transaction Documents" means this Agreement, the Second Supplemental Indenture, the Preferred Stock Purchase Agreement, the Registration Rights Agreement, and the New Securities.

                  "Transactions" means the transactions pursuant to which the Transaction Documents will be executed and delivered by the parties thereto and the New Securities will be issued in exchange for Existing Securities, all in accordance with the terms of this Agreement.

                  "Subsidiary" means any corporation, association partnership or other business entity of which more than 50% of the total voting power of shares of stock or partnership shares entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

1.2  Other Definitional Provisions

                  References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

Section2.    AGREEMENT TO CONSUMMATE TRANSACTIONS

                  Subject to the prior or concurrent satisfaction of the conditions to effectiveness contained in Section 4, on the Closing Date each of the parties hereto shall perform its agreements set forth below.

2.1  Exchange of Existing Securities for New Securities.

A.       Elsinore will:

(i) execute and deliver to the Funds the Preferred Stock Purchase Agreement and the Registration Rights Agreement;

(ii) execute and deliver, and cause the Guarantors to execute and deliver, the Second Supplemental Indenture to the Trustee;

(iii) issue to the Funds 50,000,000 shares of Preferred Stock in exchange for Existing Second Mortgage Notes in the original aggregate principal amount of $18,000,000;

(iv) deliver to the Trustee for cancellation under Section 2.12 of the Indenture all Non-MWV Second Mortgage Notes and all Existing Second Mortgage Notes purchased by Elsinore under the Preferred Stock Purchase Agreement; and

(v) issue to the Funds New Mortgage Notes in the original aggregate principal amount of $11,104,000 duly authenticated by the Trustee and guaranteed by the Guarantors in exchange for Existing Second Mortgage Notes in the same principal amount.

B.  The Funds will:

(i) execute and deliver to Elsinore the Preferred Stock Purchase Agreement and the Registration Rights Agreement;

(ii) deliver to Elsinore Existing Second Mortgage Notes in the original aggregate principal amount of $11,104,000 in exchange for the New Mortgage Notes; and

(iii) deliver to Elsinore Existing Second Mortgage Notes in the original aggregate principal amount of $18,000,000 in exchange for 50,000,000 shares of Preferred Stock in accordance with the Preferred Stock Purchase Agreement.

2.2  Consent to Amendments.

                  The Funds hereby consent to the amendments to the Indenture set forth in the Second Supplemental Indenture, subject to the terms and conditions contained therein.

2.3  Further Assurances.

                  Elsinore and the Funds each hereby acknowledges each of the agreements of the parties contained in this Section 2 and agrees that they shall execute and deliver each of the Transaction Documents to which it is a party and exchange the New Securities for the instruments evidencing the Existing Securities and take all such other reasonable actions as may be necessary or advisable to effectuate the agreements contained herein.

2.4  Confirmation of Lien

                  Promptly after the Closing Date, Elsinore will cause Four Queens to execute, deliver and record a Modification to Deed of Trust in form and substance satisfactory to the Trustee and the Funds confirming that that certain Deed of Trust, Assignment of Rents, and Security Agreement in favor of U.S. Bank Trust National Association (f/k/a First Trust National Association), as Beneficiary, dated as of October 8, 1993, which was recorded in the official records of Clark County, Nevada, on October 8, 1993 in Book 931008 Document No. 0554, secures all obligations under the Indenture and the New Mortgage Notes on a first priority basis, and will execute, deliver and record all other documents reasonably necessary or desirable to confirm the lien and priority of such Deed of Trust.

Section 3.    REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of all Parties

                  Elsinore and each Fund each severally represents and warrants to the other party hereto that it has the corporate or partnership power and authority to execute, deliver and perform this Agreement and each of the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

3.2  Additional Representations and Warranties of Elsinore.

A.       Elsinore represents and warrants to each Fund that:

(i) No Conflict. The execution, delivery and performance by Elsinore and the Guarantors of the Transaction Documents to which they are a party and the consummation of the Transactions do not and will not (a) violate any provision of any law or any governmental rule or regulation (including any gaming law, rule or regulation) applicable to Elsinore or any of its Subsidiaries or any Guarantor, the certificate or articles of incorporation or bylaws of Elsinore or any of its Subsidiaries or any Guarantor, or any order, judgment or decree of any court or other agency of government binding on Elsinore or any of its Subsidiaries or any Guarantor; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Elsinore or any of its Subsidiaries or any Guarantor; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Elsinore or any of its Subsidiaries or any Guarantor (other than any Liens created under any of the Transaction Documents in favor of the Trustee or the Funds); or (d) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Elsinore or any of its Subsidiaries or any Guarantor, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Funds.

(ii) Governmental Consents. The execution, delivery and performance by Elsinore and the Guarantors of the Transaction Documents to which they are a party and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (including any gaming regulatory authority).

(iii) Binding Obligation. Each of the Transaction Documents has been duly executed and delivered by Elsinore and the Guarantors listed on the signature pages thereof and is the legally valid and binding obligation of Elsinore and such Guarantors, enforceable against Elsinore and such Guarantors in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Section 4.  CONDITIONS TO EFFECTIVENESS

                  Section 2 of this Agreement shall become effective upon the satisfaction of all of the conditions set forth in this section:

4.1  Delivery of Elsinore and Guarantor Documents

                  On or before the Closing Date, Elsinore shall have delivered, or caused to be delivered, to the Funds the following, each, unless otherwise noted, dated the Closing Date:

A. Certified copies of the certificate or articles of incorporation or partnership agreement of Elsinore and each Guarantor, together with a good standing certificate from the Secretary of State of its respective jurisdiction of incorporation or formation dated a recent date prior to the Closing Date;

B. Copies of the bylaws of Elsinore and each corporate Guarantor certified as of the Closing Date by Elsinore's, corporate secretary or an assistant secretary;

C. Resolutions of the board of directors of Elsinore and each Guarantor, approving and authorizing the execution, delivery and performance of the Transaction Documents to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of Elsinore or such Guarantor as being in full force and effect without modification or amendment;

D. Signature and incumbency certificates of the officers of Elsinore and each Guarantor executing the Transaction Documents to which it is a party;

E. Executed originals of the Transaction Documents to which Elsinore and each Guarantor is a party; and

F. Such other documents as the Funds may reasonably request.

4.2  Consent by Holders of First Mortgage Notes

                  On or before the Closing Date, Elsinore shall have obtained consent to the Transactions from the holders of all outstanding First Mortgage Notes.

4.3  Purchase or Redemption of Non-MWV Second Mortgage Notes

                  On or before the Closing Date, Elsinore shall have purchased all outstanding Non-MWV Second Mortgage Notes.

4.4  Transaction Documents.

                  On or before the Closing Date, Elsinore and the Funds shall have executed and delivered to each other the Preferred Stock Purchase Agreement and the Registration Rights Agreement, and Elsinore, the Guarantors, and the Trustee shall have executed and delivered to each other the Second Supplemental Indenture. All conditions precedent to the effectiveness of such agreements (other than the exchanges of Existing Securities for New Securities contemplated thereby) shall have been satisfied or waived.

4.5  Legal Opinions.

                  On the Closing Date, the Funds shall have received the favorable legal opinion of Morrison & Foerster, LLP, substantially in the form of Exhibit C hereto and received the favorable legal opinion of Gordon & Silver, Ltd., substantially in the form of Exhibit D hereto.

4.6  Fairness Opinion.

                  On or before the Closing Date, Elsinore shall have received an opinion of Wilson Associates to the effect that the Transactions by and among the parties hereto are fair to the minority shareholders of Elsinore from a financial point of view.

4.7  Acknowledgement and Confirmation

                  On the Closing Date,  Elsinore and each  Guarantor  shall have
executed  and  delivered  to  the  Trustee  and  MWV  an   Acknowledgement   and
Confirmation substantially in the form of Exhibit E, hereto.

4.8  Corporate and Partnership Proceedings

                  On or before the Closing Date, all corporate, partnership and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Funds and its counsel shall be reasonably satisfactory in form and substance to the Funds and its counsel, and Morgens, Waterfall, on behalf of the Funds, and its counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

4.9  Other Matters

                  Elsinore shall have performed in all material respects all agreements which this Agreement provides shall be performed on or before the Closing Date except as otherwise disclosed to and agreed to in writing by the Funds.

Section 5.    MISCELLANEOUS

5.1  Survival of Representations.

                  The representations and warranties of the parties hereto shall survive the consummation of the Transactions.

5.2  Integration.

                  This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

5.3.  Counterparts; Effectiveness

                  This Agreement may be executed in any number of counterparts (including telecopy counterparts), and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of Elsinore and the Funds.

5.4  Severability.

A. In case any provision in or obligation under this Agreement shall be determined to be invalid, illegal or unenforceable in any jurisdiction by any court of competent jurisdiction before the consummation of the Transactions, this Agreement shall be null and void.

B. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction in any circumstance in which subsection 5.4A is not applicable, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.5  Liability

                  The obligations and liabilities of the constituent investment accounts of Investor under this Agreement shall be several, to the extent of each such investment account's respective percentage ownership interest of issued and outstanding shares of common stock of Elsinore, and not joint. Elsinore has designated Morgens, Waterfall as its agent for the sole purpose of receiving communications from, and sending communications to, such investment accounts in connection with this Agreement. None of Morgens, Waterfall, John C. Waterfall, or Edwin H. Morgen individually, nor any officers, directors, employees, agents, or controlling persons of Morgens, Waterfall, shall have any obligations or liabilities under or in connection with this Agreement by reason of the foregoing or for any other reason.

5.6  Notices

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name below, or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                                    if to Elsinore:

                                    Elsinore Corporation
                                    202 Fremont Street
                                    Las Vegas, Nevada 89101
                                    Fax:    (702) 387-5120
                                    Attention:  Mr. Jeffrey T. Leeds

                                    if to the Funds:

                                    Morgens, Waterfall, Vintiadis & Co., Inc.
                                    10 East 50th Street
                                    New York, New York 10022
                                    Attention:  Joann McNiff, Esq.

5.7  Public Announcements.

                  Each of the parties hereto agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be made without obtaining such prior consent if (i) the disclosure is required by law, and (ii) the party making such disclosure has first used its reasonable best efforts to consult with the other party about the form and substance of such disclosure.

5.8  Expenses.

                  Each party shall bear its own expenses and costs incurred in connection with this Agreement and the Transactions.

5.9  Governing Law

                  This Agreement shall be deemed to be made under, shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regards to conflicts of laws provisions.

5.10  Headings

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  [Remainder of page intentionally left blank.]



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                                               S-1
                  WITNESS, the due execution hereof by the respective duly authorized general partner or officer of the undersigned as of the date first written above.

                                     ELSINORE CORPORATION

                                      By:   /s/ Jeffrey T. Leeds
                                      Name:  Jeffrey T. Leeds
                                      Title:  President


                                       FUNDS:

                                       BETJE PARTNERS
                                       ENDOWMENT RESTART LLC
                                       MORGENS WATERFALL INCOME PARTNERS, L.P.
                                       PHOENIX PARTNERS, L.P.
                                       MWV EMPLOYEE RETIREMENT PLAN GROUP TRUST
                                       RESTART PARTNERS, L.P.
                                       RESTART PARTNERS II, L.P.
                                       RESTART PARTNERS III, L.P.
                                       RESTART PARTNERS IV, L.P.
                                       RESTART PARTNERS V, L.P.

                                        By:   /s/ John C. "Bruce" Waterfall
                                        Name:  John C. "Bruce" Waterfall
                                        Title:  Authorized Signatory

                                    EXHIBIT A


                      FORM OF SECOND SUPPLEMENTAL INDENTURE
                    (See Exhibit 10.48 attached to Form 8-K)


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                                    EXHIBIT B


                   FORM OF PREFERRED STOCK PURCHASE AGREEMENT
                    (See Exhibit 10.49 attached to Form 8-K)

                                    EXHIBIT C


                FORM OF LEGAL OPINION OF MORRISON & FOERSTER LLP

                                    EXHIBIT D


                 FORM OF LEGAL OPINION OF GORDON & SILVER, LTD.



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                                    EXHIBIT E


                    FORM OF ACKNOWLEDGEMENT AND CONFIRMATION
               (See Exhibits 10.53 and 10.54 attached to Form 8-K)